TERMINATION AGREEMENT

This TERMINATION AGREEMENT (the "Agreement") is entered into as of July 24, 2018, by and between Kingsway America Inc., a Delaware corporation ("KAI"), and 1347 Property Insurance Holdings, Inc., a Delaware corporation (the "Company"). KAI and the Company are referred to together herein as the "Parties."

RECITALS

WHEREAS, the Company and KAI previously entered into a Performance Share Grant Agreement, dated March 26, 2014 ("Performance Shares Agreement"), pursuant to which the Company agreed to grant KAI an aggregate of up to 375,000 shares of common stock of the Company, upon the terms and subject to the conditions set forth in the Performance Shares Agreement; and

WHEREAS, the Company has determined that it would be in the Company's best interests to terminate the Performance Shares Agreement upon the terms set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the actual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows.

Section 1. Termination of the Performance Shares Agreement. The Company and KAI hereby agree that the Performance Shares Agreement is hereby terminated and cancelled effective as of the date hereof. In consideration of KAI agreeing to terminate the Performance Shares Agreement, the Company hereby agrees to pay KAI the aggregate sum of $1,000,000 on or promptly after the date hereof. From and after the date of this Agreement, KAI shall have no further rights under the Performance Shares Agreement.

Section 2. Representations and Warranties of the Company. The Company hereby represents and warrants to KAI that the following statements are correct and complete as of the date hereof.

(a) Organization. The Company is validly existing and in good standing under the laws of the State of Delaware.

(b) Authorization; Enforceability. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by the Company has been duly authorized and no other corporate proceedings on the part of the Company are required to authorize this Agreement and the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general application relating to or affecting, creditors' rights and to general principles of equity.

(c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any government, governmental agency, or court to which the Company is subject, or any provision of the charter or bylaws of the Company, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which the Company is bound or to which any of the Company's assets is subject (or result in the imposition of any lien, encumbrance, mortgage, pledge, or other security interest (each a "Security Interest") upon any of its assets), or (iii) require the Company to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

Section 3. Representations and Warranties of KAI. KAI hereby represents and warrants to the Company that the following statements are correct and complete as of the date hereof.

(a) Organization. KAI is validly existing and in good standing under the laws of the State of Delaware.

(b) Authorization; Enforceability. KAI has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by KAI has been duly authorized and no other corporate proceedings on the part of KAI are required to authorize this Agreement and the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of KAI, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general application relating to or affecting, creditors' rights and to general principles of equity.

(c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, or other restriction of any government, governmental agency, or court to which KAI is subject, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which KAI is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets), or (iii) require KAI to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

Section 4. Indemnification. KAI shall indemnify the Company from and against any and all Losses the Company may suffer resulting from, arising out of, relating to, or caused by a misrepresentation or breach by KAI of the representations, warranties, covenants or agreements of KAI contained in this Agreement. The Company shall indemnify KAI from and against any and

all Losses KAI may suffer resulting from, arising out of, relating to, or caused by a misrepresentation or breach by the Company of the representations, warranties, covenants or agreements of the Company contained in this Agreement. For purposes hereof, "Losses" shall mean and include any and all actions, suits, proceedings, hearings, investigations, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

Section 5. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(b) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and assigns. Neither Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

(c) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but both of which together will constitute one and the same instrument.

(d) Headings The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(e) Governing Law; Interpretation. This Agreement shall be construed in accordance with and governed for all purposes by the internal substantive laws of the State of Delaware applicable to contracts executed and to be wholly-performed within such State.

(f) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Company and KAI. No waiver by either Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(g) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(h) Expenses. The Company and KAI will bear their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

1347 PROPERTY INSURANCE HOLDINGS, INC.

By: [signature]
Name: JOHN S. HILL
Title: V.P., CFO & SECRETARY

KINGSWAY AMERICA INC.

By: [signature]
Name: Larry G. Swets, Jr.
Title: President and Chief Executive Officer